LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

KEMPER MUNICIPAL
INCOME TRUST

 "... Our approach was threefold: manage the portfolio's call protection, offset gains with losses, and maintain an attractive yield. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO COMPOSITION
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
18
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
22
NOTES TO FINANCIAL STATEMENTS
24
REPORT OF INDEPENDENT AUDITORS
25
TAX INFORMATION
26
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
29
SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER MUNICIPAL INCOME TRUST
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000.

    BASED ON NAV                             10.40%
 .......................................................
    BASED ON MARKET PRICE                     7.11%
 .......................................................

 KEMPER MUNICIPAL INCOME TRUST
 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    NET ASSET VALUE                 $11.30     $11.03
 .........................................................
    MARKET PRICE                    $10.25     $10.31
 .........................................................

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. (SEE THE PROSPECTUS FOR MORE DETAILS.)

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER-SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 2000.

                                         KEMPER MUNICIPAL
                                           INCOME TRUST
 ...............................................................
    ONE-YEAR INCOME:                                $0.7965
 ...............................................................
    NOVEMBER DIVIDEND:                              $0.0600
 ...............................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)                        6.37%
 ...............................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                           7.02%
 ...............................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)                   10.12%
 ...............................................................
    TAX-EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)                   11.16%
 ...............................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

BOND RATING A grade assigned by a credit-rating agency to a corporate or municipal debt security, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit-rating firms are Moody's Investors Service, Inc. and Standard & Poor's.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as an annualized percentage of the maximum offering price of the fund's shares at the end of the period.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CONDON PHOTO]

PHILIP G. CONDON JOINED THE FIRM IN 1983 AND IS LEAD PORTFOLIO MANAGER OF THE TRUST AND MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS' MUNICIPAL BOND GROUP. HE HAS ALSO SERVED AS DIRECTOR OF THE MUNICIPAL BOND RESEARCH DEPARTMENT.

[BRENNAN PHOTO]
ELEANOR R. BRENNAN JOINED THE ORGANIZATION IN 1995 AND IS PORTFOLIO MANAGER OF THE TRUST. SHE IS A SENIOR VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC. AND A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

AMID A VOLATILE ENVIRONMENT FOR BONDS, KEMPER MUNICIPAL INCOME TRUST PROVIDED EXCELLENT RELATIVE PERFORMANCE DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2000. BELOW, THE MANAGEMENT TEAM DISCUSSES THE CLIMATE FOR MUNICIPAL BONDS AND HOW THE FUND DELIVERED STRONG RESULTS.

Q     HOW DID DOMESTIC BOND MARKETS BEHAVE DURING THE ONE-YEAR PERIOD ENDED
NOVEMBER 30, 2000?

A     Fiscal year 2000 has been a time of transition for both the taxable and municipal fixed-income markets. Going into the year, the markets were dominated by uncertainty created by Y2K concerns and fear that a rapidly growing economy would trigger a rebirth of higher inflation. On November 30, 1999, the yield on 10-year Treasuries stood at 6.19 percent, and it rose to a high for the year on January 20, 2000, of 6.79 percent.

  After that, however, a number of events combined to help push yields on longer-maturity Treasury bonds down (and prices up). First, the year 2000 began without any negative effect on the financial system. More important, the Federal Reserve Board continued to increase the federal funds rate, a campaign begun in 1999. In 2000, the Fed boosted the federal funds rate three times (February 2, March 21 and May 16) from 5.50 percent to 6.50 percent. By increasing the rate at which banks can loan money to each other, the Federal Reserve, in effect, makes borrowing more expensive, thus curtailing spending. This helped assure investors that the Fed would remain vigilant against a significant increase in inflation. In fact, as the year unfolded, economic indicators began to signal a slowdown in the economy's growth.

  The overall effect was a decline in interest rates, albeit a bumpy one, throughout the year. By November 30, 2000, the 10-year Treasury bond's yield had fallen to 5.47 percent, more than 100 basis points from its high -- a significant drop. Government bond prices rose accordingly, with the 10-year Treasury registering a 17.24 percent total return from the beginning of the year through November 30.

  Yields at the long end of the yield spectrum fell so much, in fact, that by the end of the fiscal year, longer-maturity Treasuries were yielding LESS than short-maturity Treasuries. This condition, known as an inverted yield curve, usually signals a slowdown in the economy. However, part of this inversion was due to the government's buying back 30-year bonds and reducing issuance, which tended to drive demand for these bonds up and yields down.

Q     HOW DID ALL THIS AFFECT THE MUNICIPAL BOND MARKET?

A     Normally, conditions in the Treasury market influence what goes on in the municipal market, and 2000 was no exception. The only difference was in the degree of change. Yields declined (and prices rose) in the municipal market as well, but not as dramatically, especially for long-maturity bonds. The municipal yield curve remained positively sloped, with longer-maturity bonds outyielding shorter-maturity bonds. However, it was not a smooth curve. At the end of the fiscal year, bonds with maturities of 10 years or less offered much lower yields than bonds with maturities greater than 10 years. Some classes of long-maturity

PERFORMANCE UPDATE

municipal bonds actually OUTYIELDED long-maturity Treasury bonds, which is unusual. Normally, a municipal bond will yield 10 to 25 percent less than a comparable maturity Treasury, due to the municipal bond's tax advantage.

Q     HOW DID KEMPER MUNICIPAL INCOME TRUST PERFORM IN THIS ENVIRONMENT?

A     We're pleased with the trust's results. Our maturity management, curve positioning and security selection helped Kemper Municipal Income Trust post returns that were in line with its peers. Based on market price, the trust's total return for the fiscal year was 7.11 percent, versus 7.49 percent for the Lipper general municipal debt fund category (closed-end leveraged funds). On a net asset value basis, the trust performed well versus its benchmark index, the Lehman Brothers Municipal Bond index,* which returned 8.18 percent for the year ended November 30, 2000. The trust's yearly return on a net asset value basis was 10.40 percent, more than the average closed-end leveraged fund peer, which was up 9.12 percent for the 12 months ended November 30, 2000.

* THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONTAINS APPROXIMATELY 15,000 BONDS. TO BE IN THE INDEX, A MUNICIPAL BOND MUST MEET THE FOLLOWING CRITERIA: A MINIMUM CREDIT RATING OF BBB, ISSUED AS PART OF AN ISSUE OF AT LEAST $50 MILLION, ISSUED WITHIN THE LAST FIVE YEARS, AND A MATURITY OF AT LEAST TWO YEARS. BONDS SUBJECT TO ALTERNATIVE MINIMUM TAX, VARIABLE-RATE BONDS AND ZERO-COUPON BONDS ARE EXCLUDED FROM THE INDEX. INVESTORS CANNOT INVEST IN THE INDEX.

Q     WERE OTHER FACTORS AT WORK IN THE MUNICIPAL BOND MARKET?

A     Some other technical factors added to the volatility of the municipal bond market during the year. One was tax-loss selling. During the beginning of the fiscal period, the municipal market came under intense selling pressure. Many investors sold the asset class in order to realize tax losses that they could use to offset capital gains realized on equity securities. Individual investors tended to buy single issues of bonds rather than use bond funds to do so. Liquidity dried up, and selling became much more difficult.

  Later in the year, tax-related selling pressures abated and were replaced by increased demand as stock prices became more volatile. And finally, a decline in the supply of tax-exempt debt helped bring stability to the municipal market.

Q     HOW DID YOU POSITION KEMPER MUNICIPAL INCOME TRUST IN LIGHT OF THESE
FACTORS?

A     Overall, our approach was threefold: manage the portfolio's call protection, offset gains with losses, and work to maintain the trust's income level as interest rates fell during the second half of the year.

  Issuers called a number of the trust's securities during the year. So we spent a lot of time and consideration reinvesting the proceeds. In some cases, we sold bonds with weak call protection to lock in losses that we could use to offset gains. We also used some of the cash from called bonds to purchase lower-quality, higher-yielding bonds, as the income differential between high-quality and lower-quality securities grew more attractive for most of the period.

  The changing shape of the municipal yield curve provided some interesting investment opportunities as well. We tended to concentrate new purchases toward the longer end of the maturity spectrum, since we didn't believe we were being compensated adequately at the short end. This helped support the fund's income level, although the loss of higher-yielding bonds and the decline in interest rates necessitated a dividend cut at mid-year.

Q     WAS THE TRUST'S ABILITY TO USE LEVERAGE A FACTOR DURING THE FISCAL YEAR?

A The conditions were favorable for leveraging the fund during the majority of the year. Under normal circumstances, short rates are lower than long rates, leveraging will allow you to take advantage of the difference. If short rates decline further, as we expect that they will in 2001, then we should be able to get more return potential through leveraging.

Q     THAT LEADS US TO WHAT YOU EXPECT FOR NEXT YEAR. WHAT'S YOUR OUTLOOK FOR
THE MUNICIPAL BOND MARKET?

A     We think municipal bonds have the potential to offer investors an excellent investment in 2001. Federal Reserve Chairman Alan Greenspan recently went on record as saying that the rate hikes of the past 18 months appear to be nearing an end. Government statistics suggest that U.S. economic growth has begun to moderate, and we would expect interest rates to level off or head lower in the coming year. Add to that the attractive tax-adjusted returns of municipal bonds, their outstanding value versus Treasuries, and the volatility of the equity market, and you have a recipe for a stable, favorable environment for municipal bonds in the coming year.

PORTFOLIO COMPOSITION

PORTFOLIO COMPOSITION*

               HOLDINGS              ON 11/30/00              ON 11/30/99
    REVENUE BONDS                         70%                      73%
 ................................................................................
    U.S. GOVERNMENT SECURED               12                       18
 ................................................................................
    GENERAL OBLIGATION BONDS              12                        7
 ................................................................................
    LEASE OBLIGATIONS                      6                       --
 ................................................................................
    CASH AND EQUIVALENTS                  --                        2
--------------------------------------------------------------------------------
                                         100%                     100%

                                     [PIE CHART]              [PIE CHART]

QUALITY

                                             ON 11/30/00         ON 11/30/99
    AAA                                           75%                 72%
 .................................................................................
    AA                                             7                  10
 .................................................................................
    A                                              4                   7
 .................................................................................
    BBB                                           11                   9
 .................................................................................
    BB                                             1                   1
 .................................................................................
    NOT RATED                                      2                   1
---------------------------------------------------------------------------------
                                                 100%                100%

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P)
AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
REPRESENT THEIR OPINIONS AS TO THE QUALITY OF
SECURITIES THAT THEY UNDERTAKE TO RATE. THE
PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR
S&P RATINGS. RATINGS ARE RELATIVE AND SUBJECTIVE
AND NOT ABSOLUTE STANDARDS OF QUALITY.

                                             [PIE CHART]           [PIE CHART]

INTEREST RATE SENSITIVITY

                                              ON 11/30/00       ON 11/30/99
    AVERAGE MATURITY                          10.5 years        16.2 years
 ..................................................................................
    DURATION                                   7.6 years         6.9 years
----------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO STATISTICS

TOP FIVE STATE ALLOCATIONS*
Based on total market value as of November 30, 2000

                                                                             ON 11/30/00
----------------------------------------------------------------------------------------
1.          TEXAS                                                              10.76%
----------------------------------------------------------------------------------------
2.          ILLINOIS                                                            9.46%
----------------------------------------------------------------------------------------
3.          NEW YORK                                                            6.87%
----------------------------------------------------------------------------------------
4.          COLORADO                                                            6.43%
----------------------------------------------------------------------------------------
5.          NEW JERSEY                                                          6.20%
----------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST
Portfolio of Investments at November 30, 2000

SHORT-TERM MUNICIPAL INVESTMENTS--1.1%                                              PRINCIPAL AMOUNT      VALUE

CALIFORNIA
                                          California Pollution Control Financing
                                            Authority, Pacific Gas & Electric
                                            Corp., 4.55%, 11/01/2026*                 $ 2,700,000      $  2,700,000
                                          Irvine, CA, Import Bond Act 1915,
                                            Special Assessment, 4.10%, 09/02/2024*      2,300,000         2,300,000
                                          -----------------------------------------------------------------------------
                                                                                                          5,000,000
-----------------------------------------------------------------------------------------------------------------------

NEW YORK
                                          Long Island, NY, Power Authority New
                                            York Electricity, Revenue, Series 6,
                                            4.10%, 05/01/2033*                          1,000,000         1,000,000
                                          New York City, NY, General Obligation,
                                            Series B, 4.50%, 10/01/2020* (c)            1,500,000         1,500,000
                                          -----------------------------------------------------------------------------
                                                                                                          2,500,000
                                          -----------------------------------------------------------------------------
                                          TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                                          (Cost $7,500,000)                                               7,500,000
                                          -----------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--98.9%

ALABAMA
                                          Alabama Docks Department, Facilities
                                            Revenue, 6.30%, 10/01/2021 (c)              8,250,000         8,658,953
                                          Huntsville, Alabama Solid Waste
                                            Authority & Resource Recovery Revenue,
                                            5.75%, 10/01/2011 (c)                       8,560,000         8,961,892
                                          -----------------------------------------------------------------------------
                                                                                                         17,620,845
-----------------------------------------------------------------------------------------------------------------------

ARIZONA
                                          Arizona Health Facilities Authority,
                                            Catholic Healthcare West, Revenue,
                                            Series A, 6.625%, 07/01/2020                7,000,000         7,055,020
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

CALIFORNIA
                                          California General Obligation,
                                            Prerefunded 03/01/2005, 5.90%,
                                            03/01/2025 (b)                              7,410,000         7,998,058
                                          Foothill Eastern Transportation Corridor
                                            Agency, CA, Toll Road Revenue, Zero
                                            Coupon, 01/15/2030                         16,650,000         2,573,258
                                          Sacramento County, CA, Airport System,
                                            Revenue, 5.90%, 07/01/2024 (c)              5,000,000         5,171,550
                                          -----------------------------------------------------------------------------
                                                                                                         15,742,866
-----------------------------------------------------------------------------------------------------------------------

COLORADO
                                          Adams County, Colorado, Multifamily
                                            Housing, Oasis Park Apartments
                                            Project, 6.15%, 01/01/2026                  6,000,000         6,078,540
                                          Colorado Housing Finance Authority,
                                            7.25%, 10/01/2031                           1,750,000         2,004,905
                                          Colorado Department Transportation
                                            Revenue, 6.00%, 06/15/2011 (c)             10,000,000        10,905,500
                                          Colorado Health Facilities Authority:
                                            Revenue, Series A, 5.50%, 12/01/2017        6,145,000         6,213,332
                                            Revenue, Series A, 6.00%, 12/01/2015        5,705,000         6,059,737
                                            Revenue, Series A, 6.00%, 12/01/2016        2,000,000         2,111,580
                                          Denver, CO, City and County, Airport
                                            Improvement Revenue:
                                            6.00%, 11/15/2014 (c)                       5,000,000         5,269,950
                                            Prerefunded 11/15/2002, 6.75%,
                                            11/15/2013 (b)                                325,000           344,669

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE
                                            6.75%, 11/15/2013                         $ 2,455,000      $  2,565,794
                                            Series C, 6.75%, 11/15/2022                 2,610,000         2,722,830
                                            Series C, Prerefunded 11/15/2002,
                                            6.75%, 11/15/2022 (b)                         690,000           731,759
                                          -----------------------------------------------------------------------------
                                                                                                         45,008,596
-----------------------------------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA
                                          District Columbia, General Obligation:
                                            Series A, 5.25%, 06/01/2027 (c)            15,000,000        14,261,550
                                            Series B, 5.50%, 06/01/2011                25,000,000        26,063,500
                                            Series A, 5.50%, 06/01/2014                 2,500,000         2,557,875
                                          Washington D.C. Airport Authority,
                                            General Airport Revenue, 5.75%,
                                            10/01/2020 (c)                             13,100,000        13,218,293
                                          -----------------------------------------------------------------------------
                                                                                                         56,101,218
-----------------------------------------------------------------------------------------------------------------------

FLORIDA
                                          Broward County, FL, Resource Recovery
                                            Waste Energy Company, Revenue,
                                            7.95%, 12/01/2008                           1,095,000         1,126,208
                                          Collier County Florida Health
                                            Facilities, Authority Hospital
                                            Revenue, 4.10%, 01/01/2033*                 1,600,000         1,600,000
                                          Dade County, FL, Special Obligation:
                                            Capital Appreciation, Revenue,
                                            Prerefunded: 10/01/08,
                                            Zero Coupon, 10/01/2022 (b)                 7,735,000         2,278,190
                                            Zero Coupon, 10/01/2024 (b)                16,955,000         4,398,297
                                          Dade County, FL, Aviation Revenue,
                                            5.75%, 10/01/2026 (c)                      13,000,000        13,158,210
                                          Hillsborough County, FL, Industrial
                                            Development Authority Revenue,
                                            University Community Hospital Project,
                                            5.625%, 08/15/2023                          1,000,000           847,630
                                          Miami-Dade County, FL, Expressway
                                            Authority Toll System Revenue:
                                            6.00%, 07/01/2013 (c)                       1,665,000         1,813,485
                                            6.00%, 07/01/2014 (c)                       1,000,000         1,084,370
                                          Palm Beach County, FL, School Board,
                                            Series A, 5.75%, 08/01/2017 (c)             2,850,000         2,973,320
                                          -----------------------------------------------------------------------------
                                                                                                         29,279,710
-----------------------------------------------------------------------------------------------------------------------

HAWAII
                                          Hawaii Habor Systems Revenue:
                                            6.00%, 07/01/2011                           2,950,000         3,156,235
                                            6.00%, 07/01/2012                           3,135,000         3,330,467
                                          Hawaii Department of Budget and Finance,
                                            Special Purpose, Hawaiian Electric
                                            Company, Inc. Project, Revenue,
                                            6.20%, 05/01/2026 (c)                      13,200,000        13,805,748
                                          Hawaii General Obligation: Series C,
                                            5.75%, 09/01/2014                           2,310,000         2,432,107
                                            5.875%, 10/01/2016 (c)                      3,220,000         3,386,699
                                          Hawaii Airport Systems Revenue,
                                            6.50%, 07/01/2013 (c)                       8,800,000         9,725,936
                                          Hawaii Department Budget and Finance,
                                            Electric Revenue, Series D,
                                            6.15%, 01/01/2020 (c)                       2,195,000         2,289,297
                                          -----------------------------------------------------------------------------
                                                                                                         38,126,489

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE

IDAHO
                                          Idaho Housing Agency, Single Family
                                            Mortgage Revenue:
                                            6.90%, 07/01/2025                         $ 1,745,000      $  1,778,574
                                            7.875%, 07/01/2021                            835,000           844,444
                                          -----------------------------------------------------------------------------
                                                                                                          2,623,018
-----------------------------------------------------------------------------------------------------------------------

ILLINOIS
                                          Chicago, IL, General Obligation:
                                            Series A, 6.00%, 01/01/2014 (c)             2,085,000         2,234,286
                                            6.125%, 01/01/2016 (c)                      2,000,000         2,149,880
                                          Chicago, IL, Skyway Toll Bridge,
                                            Revenue, Prerefunded 01/01/2004,
                                            6.75%, 01/01/2014 (b)                       2,775,000         3,002,522
                                            Neighborhoods Alive 21 Program:
                                            Series A, 6.00%, 01/01/2015 (c)             1,000,000         1,065,700
                                            Series A, 6.00%, 01/01/2017 (c)             1,000,000         1,056,520
                                            Series A, 6.125%, 01/01/2015 (c)            2,000,000         2,160,040
                                          Chicago, IL, O'Hare International
                                            Airport, International Terminal,
                                            Special Revenue:
                                            5.50%, 01/01/2014                          10,000,000        10,069,600
                                            8.20%, 12/01/2024 (c)                       4,775,000         5,309,466
                                          Illinois Development Finance Authority:
                                            Catholic Health Partners Services,
                                            Revenue, 5.30%, 02/15/2018                  3,500,000         3,409,175
                                            Hospital Revenue, Adventist Health
                                            System, 5.65%, 11/15/2024                   7,500,000         6,339,150
                                            Pollution Revenue, Commonwealth Edison
                                            Company Project, Series D,
                                            6.75%, 03/01/2015 (c)                       4,220,000         4,568,614
                                            Hospital Revenue, Adventist Health
                                            System, 5.50%, 11/15/2020                   2,500,000         2,114,100
                                          Illinois Educational Facilities
                                            Authority:
                                            Revenue, 5.625%, 10/01/2013 (c)             2,695,000         2,798,946
                                            Revenue, Series D, 5.45%, 09/01/2014 (c)    8,000,000         8,029,680
                                            Revenue, Depaul University,
                                            5.625%, 10/01/2015 (c)                      1,710,000         1,760,206
                                          Illinois Health Facility Authority
                                            Revenue, 5.625%, 08/15/2019 (c)             4,000,000         4,009,200
                                          Illinois Regional Transportation
                                            Authority, Cook, DuPage, Kane, Lake,
                                            McHenry and Will Countries, Revenue,
                                            6.125%, 06/01/2022 (c)                      4,000,000         4,100,760
                                          Will County, IL, Exempt Facilities,
                                            Mobil Oil Refining Corp. Project,
                                            Revenue, 6.00%, 01/02/2027                  2,000,000         2,026,980
                                          -----------------------------------------------------------------------------
                                                                                                         66,204,825
-----------------------------------------------------------------------------------------------------------------------

INDIANA
                                          Indiana Health Facilities Financing
                                            Authority, Charity Obligation, Series
                                            D, 5.25%, 11/15/2015                        5,200,000         5,071,040
                                          Indiana Health Facility Financing
                                            Authority, Hospital Revenue, Riverview
                                            Hospital:
                                            Project, 5.50%, 08/01/2019                  1,300,000         1,120,197
                                            Project, 5.50%, 08/01/2024                  1,000,000           835,700
                                          Indianapolis, IN, Gas Utility System
                                            Revenue, Prerefunded 06/01/2004,
                                            5.875%, 06/01/2024 (b)                     14,000,000        14,864,080
                                          -----------------------------------------------------------------------------
                                                                                                         21,891,017

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE

KENTUCKY
                                          Kentucky Economic Development Finance
                                            Authority Health Systems Revenue,
                                            5.625%, 10/01/2028                        $ 4,000,000      $  3,914,520
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

LOUISIANA
                                          Louisiana Public Facilities Authority,
                                            Lafayette General Medical Center
                                            Project, Revenue, Prerefunded
                                            10/01/2002, 6.50%, 10/01/2022 (b)           7,350,000         7,753,883
                                          Louisiana State Energy & Power
                                            Authority, Project Revenue, 5.75%,
                                            01/01/2013                                  2,000,000         2,120,740
                                          -----------------------------------------------------------------------------
                                                                                                          9,874,623
-----------------------------------------------------------------------------------------------------------------------

MAINE
                                          Maine Health and Higher Educational
                                            Facilities Authority, Revenue:
                                            5.70%, 07/01/2013                           5,000,000         5,127,150
                                            Prerefunded 07/01/2004,
                                            7.00%, 07/01/2024 (b)                       4,230,000         4,650,758
                                            Prerefunded 07/01/2004,
                                            7.00%, 07/01/2024 (b)                          90,000            98,952
                                          Maine Housing Authority, Mortgage
                                            Purchase, Revenue, 8.30%, 11/15/2028           30,000            30,002
                                          Maine Turnpike Authority Revenue,
                                            5.00%, 07/01/2017 (c)                       6,165,000         5,942,505
                                          -----------------------------------------------------------------------------
                                                                                                         15,849,367
-----------------------------------------------------------------------------------------------------------------------

MARYLAND
                                          Howard County, MD, Braeland Commons
                                            Project, Revenue, 6.20%, 06/15/2023         2,500,000         2,426,175
                                          Howard County, MD, Multifamily Housing,
                                            Edens Commons Project, Revenue,
                                            6.20%, 06/15/2023                           4,250,000         4,124,498
                                          Maryland Health and Higher Educational
                                            Facilities Authority, 5.50%,
                                            07/01/2024                                  1,000,000           797,860
                                          Maryland Health & Educational Facilities
                                            Authority, 6.75%, 07/01/2030                2,500,000         2,589,675
                                          -----------------------------------------------------------------------------
                                                                                                          9,938,208
-----------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS
                                          Massachusetts Port Authority Revenue:
                                            Series B, 5.50%, 07/01/2009                 8,000,000         8,352,720
                                            Series B, 5.50%, 07/01/2015                 3,000,000         3,034,380
                                          Massachusetts Port Authority, Special
                                            Facilities, US Air Project, Revenue,
                                            5.875%, 09/01/2023 (c)                      5,000,000         5,064,650
                                          -----------------------------------------------------------------------------
                                                                                                         16,451,750
-----------------------------------------------------------------------------------------------------------------------

MICHIGAN
                                          Chippewa County, MI, Warren Memorial
                                            Hospital, Revenue, 5.625%, 11/01/2014       1,500,000         1,314,705
                                          Michigan CTFS Partners:
                                            5.50%, 06/01/2018 (c)                       3,425,000         3,453,976
                                            5.75%, 06/01/2016 (c)                       4,640,000         4,824,162
                                          -----------------------------------------------------------------------------
                                                                                                          9,592,843

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE

MINNESOTA
                                          Minneapolis and St Paul Metropolitan
                                            Community Airport Revenue,
                                            Series B, 5.50%, 01/01/2010 (c)           $ 3,035,000      $  3,159,192
                                            Series B, 5.625%, 01/01/2015 (c)            2,500,000         2,551,950
                                            6.00%, 01/01/2012 (c)                       4,395,000         4,701,859
                                          -----------------------------------------------------------------------------
                                                                                                         10,413,001
-----------------------------------------------------------------------------------------------------------------------

MISSOURI
                                          Missouri Health and Educational
                                            Facilities Authority, Lake of the
                                            Ozarks General Hospital, Inc. Project,
                                            Revenue: Prerefunded 02/15/2006,
                                            6.50%, 02/15/2021 (b)                         760,000           833,492
                                            6.50%, 02/15/2021                             365,000           348,400
                                          St Louis County, MO, Regional
                                            Convention, Revenue:
                                            Series C, 7.90%, 08/15/2021                   155,000           163,184
                                            Series C, Prerefunded 08/15/2003,
                                            7.90%, 08/15/2021 (b)                       3,445,000         3,746,127
                                          -----------------------------------------------------------------------------
                                                                                                          5,091,203
-----------------------------------------------------------------------------------------------------------------------

MONTANA
                                          St. Louis Industrial Development
                                            Authority, Series A, 7.20%, 12/15/2028      4,000,000         4,033,760
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEBRASKA
                                          Nebraska Investment Finance Authority
                                            Single, Revenue, Series A, 6.70%,
                                            09/01/2026                                  7,500,000         7,671,525
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEVADA
                                          Clark County Nevada Industrial
                                            Development Revenue, Nevada Power
                                            Company Project, 6.70%, 06/01/2022 (c)      1,750,000         1,824,410
                                          Washoe County Nevada School District
                                            General Obligation, 5.75%, 06/01/2014       5,450,000         5,693,179
                                          -----------------------------------------------------------------------------
                                                                                                          7,517,589
-----------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE
                                          New Hampshire Higher Educational and
                                            Health Facilities Authority, Nashua
                                            Memorial Hospital, Revenue,
                                            6.00%, 10/01/2023                           3,000,000         2,893,260
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEW JERSEY
                                          New Jersey Economic Development
                                            Authority:
                                            Water Facilities, New Jersey American
                                            Water Co., Inc. Project, Revenue,
                                            6.875%, 11/01/2034 (c)                     10,775,000        11,509,855
                                            Revenue, Series A, 5.75%, 05/01/2013        6,000,000         6,320,640
                                            Revenue, Harrogate Inc., Series A,
                                            5.875%, 12/01/2026                          1,400,000         1,190,518
                                          New Jersey Health Care Facilities
                                            Financing Authority, General Hospital
                                            Center at Passaic, Revenue, ETM,
                                            6.75%, 07/01/2019**                         5,000,000         5,752,050

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE
                                          New Jersey Highway Authority, Garden
                                            State Parkway General Revenue,
                                            5.60%, 01/01/2017 (c)                     $ 8,000,000      $  8,260,480
                                          New Jersey State Transportation Trust
                                            Fund Authority, Series A, 5.75%,
                                            06/15/2017                                 10,000,000        10,390,300
                                          -----------------------------------------------------------------------------
                                                                                                         43,423,843
-----------------------------------------------------------------------------------------------------------------------

NEW MEXICO
                                          New Mexico Mortgage Finance Authority,
                                            Single Family Mortgage, Revenue,
                                            8.30%, 03/01/2020                           1,475,000         1,510,341
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

NEW YORK
                                          Nassau County, NY, Health Facilities,
                                            Revenue, 6.00%, 08/01/2015                  3,390,000         3,628,317
                                          New York City, NY, Transitional Finance
                                            Authority Revenue, Series B,
                                            6.125%, 11/15/2015                          3,000,000         3,248,670
                                          New York City, NY, General Obligation:
                                            7.50%, 08/01/2003                             310,000           313,807
                                            7.50%, 08/01/2004                             755,000           764,271
                                          New York City, NY, City Transitional
                                            Financial Authority Revenue Bond,
                                            Series 2000 B, 6.125%, 11/15/2014           2,000,000         2,175,200
                                          New York State Dormitory Authority:
                                            Bronx-Lebanon Hospital Center,
                                            Revenue, 5.20%, 02/15/2016                  1,770,000         1,707,307
                                            Jamaica Hospital, Revenue,
                                            5.20%, 02/15/2016                           1,000,000           964,580
                                            City University NC, Revenue,
                                            5.625%, 07/01/2016                          1,500,000         1,561,725
                                            Revenue, State University Educational
                                            Facilities, Revenue, Prerefunded
                                            05/15/2002, 7.25%, 05/15/2018 (b)           5,000,000         5,305,700
                                          New York State Housing Finance Agency,
                                            Service Contract, Revenue, Prerefunded
                                            03/15/2002, 7.375%, 09/15/2021 (b)          3,000,000         3,173,130
                                          New York State Medical Care Facilities
                                            Finance Agency, Mental Health Services
                                            Facilities Improvement, Revenue,
                                            7.70%, 02/15/2018                           1,280,000         1,282,726
                                          New York State Thruway Authority
                                            Revenue, 5.75%, 04/01/2014 (c)              2,000,000         2,110,840
                                          New York State Thruway Authority Service
                                            Contract, Local Highway & Bridge
                                            Revenue, 5.625%, 04/01/2013 (c)             5,000,000         5,238,450
                                          New York State Urban Development
                                            Corporation, State Facilities,
                                            Revenue, Prerefunded 04/01/2001,
                                            7.50%, 04/01/2011 (b)                       6,695,000         6,898,528
                                          Niagara Falls, NY, School District
                                            Revenue, 5.60%, 06/15/2014                  1,180,000         1,226,008
                                          Niagara Frontier Transportation, NY,
                                            Greater Buffalo International Airport,
                                            Revenue, 6.25%, 04/01/2024 (c)              5,750,000         5,972,123
                                          -----------------------------------------------------------------------------
                                                                                                         45,571,382

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE

NORTH CAROLINA
                                          Charlotte, NC, Airport, Revenue, Series
                                            B: 5.75%, 07/01/2013 (c)                  $ 2,480,000      $  2,580,614
                                            5.875%, 07/01/2014 (c)                      1,140,000         1,192,360
                                          North Carolina Municipal Power Agency,
                                            Electric Revenue, Series B,
                                            6.375%, 01/01/2013                          3,000,000         3,150,000
                                          -----------------------------------------------------------------------------
                                                                                                          6,922,974
-----------------------------------------------------------------------------------------------------------------------

NORTH DAKOTA
                                          Grand Forks ND Health Care Systems
                                            Revenue, 7.125%, 08/15/2024                 3,400,000         3,424,276
                                          North Dakota Housing Finance Agency,
                                            Single Family Mortgage, Revenue,
                                            8.375%, 07/01/2021                            255,000           259,287
                                          -----------------------------------------------------------------------------
                                                                                                          3,683,563
-----------------------------------------------------------------------------------------------------------------------

OHIO
                                          Cuyahoga County, OH, Meridia Health
                                            System, Hospital Revenue, Prerefunded
                                            08/15/2005, 6.25%, 08/15/2024 (b)           2,350,000         2,559,103
                                          Green Springs, OH, Health Care, Revenue,
                                            St Francis Health Care Center Project,
                                            Series A, 7.125%, 05/15/2025                6,000,000         4,835,340
                                          Ohio Higher Education Facility
                                            Commission, University of Findlay
                                            Project, Revenue:
                                            6.125%, 09/01/2016                          2,000,000         2,035,120
                                            6.15%, 09/01/2011                           1,635,000         1,680,649
                                          -----------------------------------------------------------------------------
                                                                                                         11,110,212
-----------------------------------------------------------------------------------------------------------------------

OKLAHOMA
                                          Oklahoma Turnpike Authority, Turnpike
                                            System Revenue, 7.875%, 01/01/2021            355,000           361,170
                                          Tulsa, OK, Airport Improvement Trust,
                                            Revenue, Prerefunded 06/01/2002,
                                            7.70%, 06/01/2013 (b)                       3,315,000         3,468,219
                                          -----------------------------------------------------------------------------
                                                                                                          3,829,389
-----------------------------------------------------------------------------------------------------------------------

OREGON
                                          Oregon Department Administrative
                                            Services: 5.50%, 05/01/2010 (c)             2,245,000         2,337,045
                                            5.60%, 05/01/2011 (c)                       2,120,000         2,206,602
                                            6.25%, 05/01/2017 (c)                       1,000,000         1,087,040
                                            6.25%, 05/01/2018 (c)                       1,000,000         1,083,920
                                          Portland Oregon Urban Renewal and
                                            Revenue Bonds:
                                            5.625%, 06/15/2015 (c)                      3,100,000         3,222,388
                                            5.75%, 06/15/2018 (c)                       2,225,000         2,309,572
                                            5.75%, 06/15/2019 (c)                       2,820,000         2,915,648
                                          -----------------------------------------------------------------------------
                                                                                                         15,162,215
-----------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA
                                          Greene County, PA, General Obligation,
                                            Series B, Prerefunded 12/01/2000,
                                            8.75%, 12/01/2010 (b)                       2,675,000         2,675,321
                                          Hazelton Health Services Authority,
                                            Hospital Revenue, 5.625%, 07/01/2017        1,980,000         1,694,385
                                          Philadelphia, PA, Gas Works, Revenue:
                                            Prerefunded 07/01/2003,
                                            6.375%, 07/01/2026 (b)                      2,565,000         2,728,391
                                            6.375%, 07/01/2026                          5,385,000         5,436,696
                                          -----------------------------------------------------------------------------
                                                                                                         12,534,793

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE

SOUTH CAROLINA
                                          South Carolina Jobs and Economic
                                            Development Authority, Hospital
                                            Facilities Revenue, 7.375%, 12/15/2021    $ 2,000,000      $  1,988,280
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

TENNESSEE
                                          Memphis-Shelby County, TN, Airport
                                            Authority, Revenue, Series D,
                                            6.25%, 03/01/2017 (c)                       4,690,000         5,013,610
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

TEXAS
                                          Austin, TX, Hotel Occupancy Tax,
                                            Revenue:
                                            6.00%, 11/15/2015 (c)                       3,480,000         3,696,456
                                            6.00%, 11/15/2016 (c)                       3,625,000         3,834,489
                                            6.00%, 11/15/2013 (c)                       3,190,000         3,409,695
                                          Dallas-Fort Worth, TX, International
                                            Airport Facility, American Airlines,
                                            Revenue, 6.375%, 05/01/2035                 1,000,000           969,490
                                          EL Paso, Texas General Obligation:
                                            5.875%, 08/15/2012                          1,000,000         1,051,880
                                            5.875%, 08/15/2013                          1,570,000         1,644,151
                                            5.875%, 08/15/2014                          1,665,000         1,739,792
                                          Harris County, TX, Health Facility
                                            Development Corp., Hospital Revenue,
                                            Texas Childrens Hospital Project,
                                            5.25%, 10/01/2029                           3,500,000         3,223,850
                                          Harris County, TX, Port Houston
                                            Authority, General Obligation,
                                            5.00%, 10/01/2017 (c)                       2,500,000         2,311,725
                                          Houston, TX, Airport System Revenue,
                                            5.50%, 07/15/2017                           3,300,000         3,273,171
                                          Lower Neches Valley, TX, Lower Neches
                                            Valley Authority, Industrial
                                            Development Corp., Mobil Oil Refining
                                            Corp. Project,
                                            Revenue, 6.40%, 03/01/2030                 17,000,000        17,614,040
                                          Red River, TX, Educational Finance
                                            Revenue, 6.00%, 08/15/2019                  5,390,000         5,584,148
                                          Richardson, TX, Hospital Authority,
                                            Hospital Revenue, 5.625%, 12/01/2028        5,000,000         4,021,800
                                          Tarrant County, TX, Health Facilities
                                            Development Corp., 6.70%, 11/15/2030        4,500,000         4,399,245
                                          Texas College Student Loans, General
                                            Obligation, 5.00%, 08/01/2021               4,015,000         3,682,759
                                          Texas, Turnpike Authority Revenue,
                                            5.50%, 01/01/2015                          14,605,000        14,860,149
                                          -----------------------------------------------------------------------------
                                                                                                         75,316,840
-----------------------------------------------------------------------------------------------------------------------

UTAH
                                          Utah Housing Finance Agency, Single
                                            Family Mortgage Revenue, 6.65%,
                                            07/01/2026                                    380,000           387,589
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

WASHINGTON
                                          Port Seattle, Washington Revenue,
                                            6.00%, 02/01/2013 (c)                       7,355,000         7,876,617
                                          Port Seattle, WA, Special Facilities,
                                            Revenue:
                                            Series B, 5.50%, 09/01/2011 (c)             1,085,000         1,117,040
                                            Series B, 5.75%, 09/01/2013 (c)             1,045,000         1,081,314
                                          Snohomish County, WA, Public Utility
                                            Revenue, 5.375%, 12/01/2024                 7,500,000         7,312,500
                                          Washington Public Power Supply System,
                                            Nuclear Project, Revenue:
                                            5.00%, 07/01/2012                          10,200,000        10,083,924
                                            5.60%, 07/01/2015 (c)                       2,000,000         2,027,200

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                    PRINCIPAL AMOUNT      VALUE
                                          Washington Public Power Supply System,
                                            Nuclear Project, Revenue, 5.60%,
                                            07/01/2015 (c)                            $ 1,000,000      $  1,013,600
                                          Washington State, General Obligation,
                                            Series 2000 A, 5.50%, 07/01/2016            4,835,000         4,905,784
                                          -----------------------------------------------------------------------------
                                                                                                         35,417,979
-----------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA
                                          West Virginia Hospital Finance
                                            Authority: 6.75%, 09/01/2022               12,000,000        12,269,880
                                          6.75%, 09/01/2030                             4,000,000         4,068,240
                                          -----------------------------------------------------------------------------
                                                                                                         16,338,120
-----------------------------------------------------------------------------------------------------------------------

WISCONSIN
                                          Wisconsin Health & Educational
                                            Facilities Authority, Aurora Health
                                            Care Inc.: Series 1999 A, 5.60%,
                                            02/15/2029                                  6,000,000         4,992,600
                                          Series 1999 B, 5.625%, 02/15/2029             8,000,000         6,527,120
                                          -----------------------------------------------------------------------------
                                                                                                         11,519,720
                                          -----------------------------------------------------------------------------
                                          TOTAL LONG TERM MUNICIPAL INVESTMENTS
                                          (Cost $667,871,991)                                           692,626,103
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100.0%
                                          (Cost $675,371,991) (a)                                      $700,126,103
                                          -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purpose was $675,371,991. At November 30, 2000, net unrealized appreciation for all securities based on tax cost was $24,754,112. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,556,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,802,827.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, FGIC, or MBIA/BIG.

 * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purpose of calculating average weighted maturity, at the longer of the period remaining until the next rate change or the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments in securities, at value (cost $675,371,991)         $700,126,103
----------------------------------------------------------------------------
Cash                                                                 272,169
----------------------------------------------------------------------------
Receivable for investments sold                                      240,000
----------------------------------------------------------------------------
Interest receivable                                               12,401,132
----------------------------------------------------------------------------
Due from Advisor                                                       7,356
----------------------------------------------------------------------------
Other assets                                                          84,000
----------------------------------------------------------------------------
TOTAL ASSETS                                                     713,130,760
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  8,011,518
----------------------------------------------------------------------------
Dividends payable                                                    409,982
----------------------------------------------------------------------------
Accrued management fee                                               319,776
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   51,547
----------------------------------------------------------------------------
Other accrued expenses and payables                                  459,209
----------------------------------------------------------------------------
Total liabilities                                                  9,252,032
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $703,878,728
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $     95,372
----------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 53,000 shares
outstanding at $5 thousand liquidation value per share           265,000,000
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         24,754,112
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (17,382,597)
----------------------------------------------------------------------------
Paid-in-capital                                                  431,411,841
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $703,878,728
----------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE PER COMMON SHARE
($438,878,728 / 38,832,628 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized) (Net assets less remarketed preferred shares at
liquidation value divided by common shares outstanding)               $11.30
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Interest                                                        $41,417,945
---------------------------------------------------------------------------
TOTAL INCOME                                                     41,417,945
---------------------------------------------------------------------------
Expenses:
Management fee                                                    3,827,977
---------------------------------------------------------------------------
Services to shareholders                                            159,829
---------------------------------------------------------------------------
Custodian fees                                                       19,575
---------------------------------------------------------------------------
Auditing                                                            127,219
---------------------------------------------------------------------------
Legal                                                               131,387
---------------------------------------------------------------------------
Trustees' fees and expenses                                          63,449
---------------------------------------------------------------------------
Reports to shareholders                                             227,496
---------------------------------------------------------------------------
Remarketing fee                                                     589,053
---------------------------------------------------------------------------
Other                                                               157,805
---------------------------------------------------------------------------
Total expenses, before expense reductions                         5,303,790
---------------------------------------------------------------------------
Expense reductions                                                  (30,131)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          5,273,659
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     36,144,286
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        (2,391,943)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   19,001,276
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       16,609,333
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $52,753,619
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED NOVEMBER 30
                                                                ------------------------------------
                                                                    2000                    1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $ 36,144,286            $ 35,497,444
----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (2,391,943)             (3,223,827)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                        19,001,276             (46,314,127)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        52,753,619             (14,040,510)
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Common shares                                                    (31,186,785)            (31,935,283)
----------------------------------------------------------------------------------------------------
Remarketed preferred shares                                      (10,873,136)             (7,276,000)
----------------------------------------------------------------------------------------------------
Fund share transactions:
Net proceeds from issuance of remarketed preferred shares                 --              49,500,000
----------------------------------------------------------------------------------------------------
Net proceeds from shares issued to common shareholders in
reinvestment of distributions                                        274,819               3,217,093
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                         274,819              52,717,093
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 10,968,517                (534,700)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                692,910,211             693,444,911
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $95,372 and $5,912,574, respectively)      $703,878,728            $692,910,211
----------------------------------------------------------------------------------------------------
 OTHER INFORMATION
Shares outstanding at beginning of period                         38,808,200              38,542,083
----------------------------------------------------------------------------------------------------
Shares issued to common shareholders in reinvestment of
distributions                                                         24,428                 266,117
----------------------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                                24,428                 266,117
----------------------------------------------------------------------------------------------------
Shares outstanding at end of period                               38,832,628              38,808,200
----------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                      YEAR ENDED NOVEMBER 30,
                                                 ------------------------------------------------------------------
                                                    2000           1999        1998        1997        1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $11.03          12.41       12.33       12.31       12.41
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                  .93(a)         .92(a)      .99        1.04        1.07
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                .42          (1.28)        .16         .05        (.10)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                      1.35           (.36)       1.15        1.09         .97
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income to common shareholders          (.80)          (.83)       (.87)       (.87)       (.87)
-------------------------------------------------------------------------------------------------------------------
Net investment income to preferred shareholders
(common share equivalent)                             (.28)          (.18)       (.20)       (.20)       (.20)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.08)         (1.01)      (1.07)      (1.07)      (1.07)
-------------------------------------------------------------------------------------------------------------------
Dilution resulting from remarketed preferred
shares (b)                                              --           (.01)         --          --          --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.30          11.03       12.41       12.23       12.31
-------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                           $10.25          10.31       14.63       14.13       13.13
 TOTAL RETURN PER COMMON SHARE
BASED ON NET ASSET VALUE (%)                         10.40          (4.69)       7.96        7.57        6.56
-------------------------------------------------------------------------------------------------------------------
BASED ON MARKET VALUE (%)                             7.11         (24.40)      10.60       15.16       11.57
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of year, net of remarketed
preferred shares ($ thousands)                     438,879        427,910     478,445     471,179     466,243
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
(excluding preferred shares)                          1.24           1.13        1.02        1.02        1.06
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(excluding preferred shares)                          1.24           1.12        1.02        1.02        1.06
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)
(including preferred shares)                           .77            .77         .70         .69         .72
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)
(including preferred shares)                           .77            .76         .70         .69         .72
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(excluding preferred shares)                          8.48           7.76        8.04        8.66        8.87
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)
(including preferred shares)                          5.23           5.27        5.54        5.92        6.03
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             38             38          17           7          26
-------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares information
at end of period:
Aggregate amount outstanding ($ thousands)         265,000        265,000     215,000     215,000     215,000
-------------------------------------------------------------------------------------------------------------------
Asset coverage per share                           $13,300         13,100      16,100      16,000      15,800
-------------------------------------------------------------------------------------------------------------------
Liquidation and market value per share              $5,000          5,000       5,000       5,000       5,000
-------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.
(a) Based on monthly average shares outstanding during the period.
(b) Effective November 24, 1999, the Fund issued 10,000 remarketed preferred shares.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Municipal Income Trust (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a tax basis net loss carryforward of approximately $16,297,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2003 ($7,649,000), November 30, 2007 (5,496,000) and
                             November 30, 2008 ($3,152,000), the respective expiration dates, or whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income to common shareholders, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             REMARKETED PREFERRED SHARES. Effective November 24, 1999, the Fund issued 10,000 Series E remarketed preferred shares. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C, 10,700 Series D and 10,000 Series E remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote

NOTES TO FINANCIAL STATEMENTS

                             together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted and amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                              $265,584,736

                             Proceeds from sales                     259,809,530

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .55% of average weekly net assets. The Fund incurred a management fee of $3,827,977 for the year ended November 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $46,330 for the year ended November 30, 2000, of which $26,944 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the year ended November 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $48,737 to independent trustees. In addition, a one-time fee of $14,712 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $7,356 of such costs.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $17,299 and $5,476, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants.
                             Interest is calculated based on the market rate at the date of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Municipal Income Trust as of November 30, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Municipal Income Trust at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1996, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 12, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Of the dividends paid from net investment income for the taxable year ended November 30, 2000, 100% are designated as exempt interest dividends for federal income tax purposes.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about our account, please call 1-800-621-1048.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Kemper
                             Municipal Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount form net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will Issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 219006

                             Kansas City, Missouri 64121-6066

                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL
       FROM PLAN             Shareholders may withdraw from the Plan at any time
                             by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Municipal Income Trust. Shareholders were asked to vote on three separate issues: election of members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of amended and restated certificates of designation for preferred shares. The following are the results for each issue:

1) Election of Trustees

                                 For        Withheld
      James E. Akins          34,232,570    1,336,864
      Linda C. Coughlin       34,279,222    1,290,212
      James R. Edgar          34,295,795    1,273,639
      Arthur R. Gottschalk    34,277,816    1,291,618
      Fredrick T. Kelsey          43,655          260
      Thomas W. Littauer          43,655          260
      Fred B. Renwick         34,267,734    1,301,700
      John G. Weithers        34,334,603    1,234,831

2)Ratification of the selection of Ernst & Young LLP as independent auditors for the Fund. This item was approved.

         For      Against   Abstain
      34,263,372  379,292   926,770

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
JAMES R. EDGAR                                                      CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
ARTHUR R. GOTTSCHALK                                                BRENDA LYONS
Trustee                           ELEANOR R. BRENNAN                Assistant Treasurer
                                  Vice President
FREDERICK T. KELSEY
Trustee                           PHILIP G. CONDON
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        KATHRYN L. QUIRK
                                  Vice President
FRED B. RENWICK
Trustee

JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         KEMPER SERVICE COMPANY
                                      P.O. Box 219006
                                      Kansas City, MO 64121
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
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